[front cover]

                        Annual Report December 31, 1997



                                  OPPENHEIMER

                                  Total Return
                                   Fund, Inc.



                                [photo of scale]



                                     [logo]
                              OppenheimerFunds(SM)
                            THE RIGHT WAY TO INVEST

| Report highlights
--------------------------------------------------------------------------------


Contents

 3   President's Letter

 4   Fund Performance

 6   An Interview
     with the Fund's
     Managers

10   Statement of
     Investments

20   Statement of
     Assets &
     Liabilities

22   Statement of
     Operations

23   Statements of
     Changes in
     Net Assets

24   Financial Highlights

27   Notes to Financial
     Statements

35   Independent
     Auditors' Report

36   Federal Income
     Tax Information

37   Officers &
     Directors

40   Information &
     Services

[bullet] Value-oriented holdings helped cushion the Fund against market downturns, while the growth portion of the portfolio enabled the Fund to participate in the stock market's strength.

[bullet] Robust corporate earnings and low inflation continue to drive the market, but these conditions may not continue over the long term.

[bullet] The Fund is well positioned to benefit from a revision in historic growth rates.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Avg Annual Total Returns
For the 1-year period ended
12/31/97 (without sales charges)(1)

Class A
27.39%

Class B
26.17%

Class C
26.23%

Class Y
27.53%

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


2    Oppenheimer Total Return Fund, Inc.

| Dear shareholder,
--------------------------------------------------------------------------------

[photo]
James C. Swain
Chairman
Oppenheimer Total
Return Fund, Inc.

[photo]
Bridget A. Macaskill
President
Oppenheimer Total
Return Fund, Inc.

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

      What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch further and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

      Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't:
When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

      At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may continue to see investors favor the fixed, more secure interest payments offered from the bond markets.

      In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.



/s/ James C. Swain            /s/ Bridget A. Macaskill
James C. Swain                Bridget A. Macaskill
January 23, 1998



3    Oppenheimer Total Return Fund, Inc.

| Performance update
--------------------------------------------------------------------------------

Oppenheimer Total Return Fund, Inc. combines growth and value styles of investing. The disciplined pursuit of this strategy has enabled the Fund to perform well in today's volatile investing environment. In fact, for the one-year period ended 12/31/97, the Fund's Class A shares generated a 27.39% average annual total return, without sales charges.(2)



Avg Annual Total Returns
For the Period Ended 12/31/97(1)

Class A
                           Since
   1 year      5 year      Inception
   20.06%      15.88%      13.62%

Class B
                           Since
   1 year      5 year      Inception
   21.17%      N/A         15.92%

Class C
                           Since
   1 year      5 year      Inception
   25.23%      N/A         23.24%

Class Y
                           Since
   1 year      5 year      Inception
   27.53%      N/A         20.11%

Cumulative Total Return
For the Period Ended 12/31/97(1)

Class A
   5 year
   108.96%      $20,896(3)


Growth of $10,000
Over five years
(without sales charges)(3)


[mountain chart]

               Oppenheimer Total Return Fund, Inc.
               Class A shares                          S&P 500 Index

12/31/92       10000                                   10000
               10651                                   10436
               11082                                   10487
               11872                                   10758
               12124                                   11007
               11441                                   10590
               11716                                   10635
               11071                                   11155
               11580                                   11153
               11171                                   12239
               11973                                   13407
               12823                                   14473
               13838                                   15344
               14536                                   16168
               15376                                   16893
               16002                                   17415
               16458                                   18292
               17404                                   18867
               17472                                   19373
               19710                                   22755
               21595                                   24460
12/31/97       22171                                   25162



1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 10/2/47. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 5/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. Class Y shares were first publicly offered on 6/1/94 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


4    Oppenheimer Total Return Fund, Inc.

| Performance update
--------------------------------------------------------------------------------


Asset Allocation(4)

[pie chart]
Stocks              82.3%
Bonds               13.1
Cash Equivalents     4.6



Oppenheimer Total Return Fund, Inc. is for investors looking for tomorrow's growth and today's income.


What We Look For

[bullet] Growth stocks with superior earnings potential, and earnings momentum.

[bullet] Value stocks that trade at attractive prices.

[bullet] Dividend-paying stocks of quality companies for income.

[bullet] Convertible bonds that can help generate income and take advantage of the stock market's upside potential--while providing a hedge against uncertainties.


Top 10 Stock Holdings(4)

 ...............................................................................
Travelers Group, Inc.    2.1%     American Express Co.                  1.4%
 ...............................................................................
HEALTHSOUTH Corp.        2.0      Summit Bancorp                        1.3
 ...............................................................................
Tyco International Ltd.  1.9      Home Depot, Inc.                      1.3
 ...............................................................................
Philip Morris Cos., Inc. 1.5      Schlumberger Ltd.                     1.3
 ...............................................................................
GTE Corp.                1.5      Household International, Inc.         1.2
 ...............................................................................


3. Results of a hypothetical $10,000 investment in Class A shares on December 31, 1992. The S&P 500 Index is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors.

4. Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 1997 and are based on total market value of investments.


5    Oppenheimer Total Return Fund, Inc.

| An interview with your Fund's managers
--------------------------------------------------------------------------------

How has the Fund performed during 1997?

Oppenheimer Total Return Fund, Inc. performed very well in a year of considerable volatility. The markets declined almost 10% between the beginning of the year and mid-April, rose strongly and then dropped sharply again in November before recovering somewhat. Thanks to our collaborative team approach to implementing a growth-and-value strategy, the Fund's Class A shares generated a 27.39% average annual total return, without sales charges, for the one-year period ended 12/31/97.(1)


How has the growth-and-value strategy contributed to the Fund's positive performance?

The value portion of the portfolio provides a cushion to protect performance when a material correction occurs in the market. This year, the value portion of the portfolio stressed income-producing stocks, such as regional telecommunications companies, energy companies, financial companies and electric utilities that pay above-average dividends. We also increased our exposure to the U.S. Treasury market during the first half of the year, raising our allocation of fixed-income securities. These instruments generated income even when stock prices declined. As a result, the Fund's average performance was cushioned during the year's market downturns.

        Many of the Fund's value-oriented stocks underperformed the market when equities began to rise. However, the growth portion of the portfolio enabled the Fund to participate in the stock market's strength the second half of the year.



1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


[callout]
"We stuck to
our objectives
and achieved
strong results,
despite a
challenging
market."


6    Oppenheimer Total Return Fund, Inc.

[photo of Doney and Bartlett]
Portfolio Management
Team (l to r)
John Doney
Bruce Bartlett


While the Fund did not entirely keep pace with this year's sharp rise in equities, our strategy is not structured to beat the market every year. Instead, we strive to reduce risk through diversification. Driven by a disciplined investment approach, the Fund may perform well in a wide variety of market conditions. This year, as in years past, we stuck to our objectives and achieved strong results, despite a challenging market.

What challenges do you see in today's market and how is the Fund responding?

The economy continues to experience a relatively benign inflationary environment in which overall inflation remains at relatively low levels. This has allowed interest rates to remain flat to modestly declining, while equity valuations have risen. At the same time, corporate earnings continue to be strong, both in absolute and historical terms. However, we believe that the current level of corporate earnings is unsustainable from a long-term perspective.

        We've been working to identify companies that may sustain their levels of current earnings growth in a slower growth environment. One of our approaches is to closely analyze a company's revenues for possible precursors to earnings disappointment or continued earnings strength.

        For example, Cardinal Health, a leading pharmaceutical distribution company, performed well for the Fund during the period. With its history of delivering strong earnings growth, this is the type of company that we seek to invest in from a long-term perspective.


7    Oppenheimer Total Return Fund, Inc.

| An interview with your Fund's managers
--------------------------------------------------------------------------------

Another example of a company that showed relatively good revenue and earnings growth during the period is Schlumberger, Ltd., the largest oil services company in the world.

        On the other hand, we are quicker to sell holdings that are showing a decline in revenue quantity and quality. We have reduced our position in a leading mortgage insurance underwriter because we believe its slowing revenue growth could translate into a slowdown in earnings growth and a decline in the company's stock price.

What other types of investments is the Fund currently focused on?

There are a number of diversified financial stocks that we believe are well positioned to deliver stable earnings next year. A good example is Travelers Group Inc., which just expanded by buying Salomon Brothers. The stock performed very well in 1997, and we believe their earnings could be good next year. We also hold a significant position in American Express, a leading provider of credit card and financial advisor services, and another strong performer in 1997. We are optimistic that the company's earnings may grow, even in a slow environment.

        Home-related specialty retail is another area in which we continue to find investment opportunities that meet our criteria for both value and growth. People are using their homes for multiple functions--not only as a place to sleep, but also to work, as well as for increased entertainment and exercise. We are investing in several companies positioned to take advantage of that trend.


[callout]
"We have a
great deal of
confidence in
our disciplined
strategy . . ."


8    Oppenheimer Total Return Fund, Inc.

         On the purely value side, we are gradually replacing some of our underperforming electric utility stocks with Real Estate Investment Trusts (REITs). A REIT is a company that buys and manages real estate and/or mortgages on behalf of its shareholders. REITs have roughly the same dividend yield as electric utilities; however, they have far stronger underlying growth characteristics. Equally important, they generally offer dividend growth rates which are higher than the average electric utility stock.

         Convertible securities are another value strategy we employ. Convertibles share some of the characteristics of an equity security and of a fixed-income security. Generally less volatile than stocks, their prices are linked both to interest rates and the value of an underlying company. They allow us to gain exposure to companies with attractive fundamental characteristics while reducing volatility and providing current income. That combination can provide a significant cushion during market declines.

What is your outlook for the Fund?

We believe the Fund is well positioned to perform well in the slowing economy we anticipate for 1998. But regardless of the direction the economy takes, we have a great deal of confidence in our disciplined strategy of building the portfolio one company and one investment at a time. We believe this is the right way to participate in rising markets and outperform in declining markets . . . and part of The Right Way to Invest.


[callout]
". . .of building
the portfolio
one company and
one investment
at a time."



9    Oppenheimer Total Return Fund, Inc.

Statement of Investments December 31, 1997


                                                         Market Value
                                             Shares      See Note 1
====================================================================
Common Stocks--79.4%
--------------------------------------------------------------------
Basic Materials--3.0%
--------------------------------------------------------------------
Chemicals--2.1%
Betzdearborn, Inc.                           340,000     $20,761,250
--------------------------------------------------------------------
Dow Chemical Co.                             100,000      10,150,000
--------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.              100,000       6,006,250
--------------------------------------------------------------------
Goodrich (B.F.) Co.                          267,500      11,084,531
--------------------------------------------------------------------
International Flavors & Fragrances, Inc.     260,000      13,390,000
--------------------------------------------------------------------
Morton International, Inc.                   190,000       6,531,250
                                                         -----------
                                                          67,923,281

--------------------------------------------------------------------
Metals--0.2%
Aluminum Co. of America                      100,000       7,037,500
--------------------------------------------------------------------
Paper--0.7%
Sonoco Products Co.                          215,000       7,457,812
-------------------------------------------- ---------   -----------
Union Camp Corp.                             310,000      16,643,125
                                                         -----------
                                                          24,100,937

--------------------------------------------------------------------
Consumer Cyclicals--16.2%
--------------------------------------------------------------------
Autos & Housing--1.7%
AMB Property Corp.                           216,100       5,429,512
--------------------------------------------------------------------
Bay Apartment Communities, Inc.               50,000       1,950,000
--------------------------------------------------------------------
General Motors Corp.                         200,000      12,125,000
--------------------------------------------------------------------
INMC Mortgage Holdings, Inc.                 190,000       4,453,125
--------------------------------------------------------------------
Kilroy Realty Corp.                          204,400       5,876,500
--------------------------------------------------------------------
Lear Corp.(1)                                271,800      12,910,500
--------------------------------------------------------------------
Maytag Corp.                                 220,000       8,208,750
--------------------------------------------------------------------
Security Capital Group, Inc., Cl. B(1)       136,000       4,420,000
                                                         -----------
                                                          55,373,387

--------------------------------------------------------------------
Leisure & Entertainment--3.4%
Bob Evans Farms, Inc.                        215,000       4,756,875
--------------------------------------------------------------------
Carnival Corp., Cl. A                        305,000      16,889,375
--------------------------------------------------------------------
Circus Circus Enterprises, Inc.(1)           200,000       4,100,000
--------------------------------------------------------------------
Landry's Seafood Restaurants, Inc.(1)        530,000      12,720,000
--------------------------------------------------------------------
Mattel, Inc.                                 590,000      21,977,500
--------------------------------------------------------------------
McDonald's Corp.                             101,000       4,822,750
--------------------------------------------------------------------
Mirage Resorts, Inc.(1)                      300,000       6,825,000
--------------------------------------------------------------------
Nintendo Co. Ltd.                            136,300      13,418,131
--------------------------------------------------------------------
Regal Cinemas, Inc.(1)                       505,100      14,079,662
--------------------------------------------------------------------
Starbucks Corp.(1)                           300,000      11,512,500
                                                         -----------
                                                         111,101,793


10   Oppenheimer Total Return Fund, Inc.

                                                      Market Value
                                            Shares    See Note 1
-----------------------------------------------------------------
Media--0.4%
Dun & Bradstreet Corp.                      420,000   $12,993,750
-----------------------------------------------------------------
Retail: General--5.8%
CVS Corp.                                   564,682    36,174,941
-----------------------------------------------------------------
Federated Department Stores, Inc.(1)        300,000    12,918,750
-----------------------------------------------------------------
Jones Apparel Group, Inc.(1)                594,200    25,550,600
-----------------------------------------------------------------
Kohl's Corp.(1)                             495,000    33,721,875
-----------------------------------------------------------------
Penney (J.C.) Co., Inc.                     350,000    21,109,375
-----------------------------------------------------------------
Wal-Mart Stores, Inc.                       695,000    27,409,062
-----------------------------------------------------------------
Walgreen Co.                                385,000    12,079,375
-----------------------------------------------------------------
Warnaco Group, Inc. (The), Cl. A            334,200    10,485,525
-----------------------------------------------------------------
Wolverine World Wide, Inc.                  437,500     9,898,437
                                                      -----------
                                                      189,347,940

-----------------------------------------------------------------
Retail: Specialty--4.9%
Cendant Corp.(1)                             91,000     3,128,125
-----------------------------------------------------------------
CompUSA, Inc.(1)                            618,200    19,164,200
-----------------------------------------------------------------
Costco Cos., Inc.(1)                        275,000    12,271,875
-----------------------------------------------------------------
Ethan Allen Interiors, Inc.                 391,600    15,101,075
-----------------------------------------------------------------
General Nutrition Cos., Inc.                900,000    30,600,000
-----------------------------------------------------------------
Home Depot, Inc.                            728,500    42,890,437
-----------------------------------------------------------------
Intimate Brands, Inc., Cl. A                510,000    12,271,875
-----------------------------------------------------------------
Pier 1 Imports, Inc.                        680,000    15,385,000
-----------------------------------------------------------------
Tiffany & Co.                               245,000     8,835,312
                                                      -----------
                                                      159,647,899

-----------------------------------------------------------------
Consumer Non-Cyclicals--12.8%
-----------------------------------------------------------------
Beverages--0.9%
Anheuser-Busch Cos., Inc.                   300,000    13,200,000
-----------------------------------------------------------------
Diageo plc                                1,957,000    17,983,995
                                                      -----------
                                                       31,183,995

-----------------------------------------------------------------
Food--0.8%
Hormel Foods Corp.                          315,000    10,316,250
-----------------------------------------------------------------
JP Foodservice, Inc.(1)                     196,900     7,272,994
-----------------------------------------------------------------
Kroger Co.(1)                               200,000     7,387,500
                                                      -----------
                                                       24,976,744


11   Oppenheimer Total Return Fund, Inc.

                                                         Market Value
                                             Shares      See Note 1
--------------------------------------------------------------------
Healthcare/Drugs--3.9%
Abbott Laboratories                            187,500   $12,292,969
--------------------------------------------------------------------
American Home Products Corp.                   480,000    36,720,000
--------------------------------------------------------------------
Bristol-Myers Squibb Co.                       225,000    21,290,625
--------------------------------------------------------------------
Kos Pharmaceuticals, Inc.(1)                   100,000     1,543,750
--------------------------------------------------------------------
Merck & Co., Inc.                              380,000    40,375,000
--------------------------------------------------------------------
Mylan Laboratories, Inc.                       410,000     8,584,375
--------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                       250,000     9,156,250
                                                         -----------
                                                         129,962,969

--------------------------------------------------------------------
Healthcare/Supplies & Services--4.7%
Baxter International, Inc.                     100,000     5,043,750
--------------------------------------------------------------------
Cardinal Health, Inc.                          531,600    39,936,450
--------------------------------------------------------------------
Guidant Corp.                                  244,200    15,201,450
--------------------------------------------------------------------
HEALTHSOUTH Corp.(1)                         2,375,248    65,913,132
--------------------------------------------------------------------
Lynx Therapeutics, Inc. (New)(1)(2)             15,390       250,087
--------------------------------------------------------------------
McKesson Corp.                                 100,000    10,818,750
--------------------------------------------------------------------
Omnicare, Inc.                                 160,000     4,960,000
--------------------------------------------------------------------
Orthodontic Centers of America, Inc.(1)        526,400     8,751,400
--------------------------------------------------------------------
Sunrise Assisted Living, Inc.(1)                59,500     2,565,937
                                                         -----------
                                                         153,440,956

--------------------------------------------------------------------
Household Goods--0.7%
Avon Products, Inc.                            250,000    15,343,750
--------------------------------------------------------------------
Newell Co.                                     100,000     4,250,000
--------------------------------------------------------------------
Tupperware Corp.                               125,000     3,484,375
                                                         -----------
                                                          23,078,125

--------------------------------------------------------------------
Tobacco--1.8%
Philip Morris Cos., Inc.                     1,085,000    49,164,062
--------------------------------------------------------------------
RJR Nabisco Holdings Corp.                     300,000    11,250,000
                                                         -----------
                                                          60,414,062


12   Oppenheimer Total Return Fund, Inc.

                                                  Market Value
                                      Shares      See Note 1
-------------------------------------------------------------
Energy--4.8%
-------------------------------------------------------------
Energy Services & Producers--2.2%
Baker Hughes, Inc.                    250,000     $10,906,250
-------------------------------------------------------------
ENSCO International, Inc.             140,000       4,690,000
-------------------------------------------------------------
Global Marine, Inc.(1)                250,000       6,125,000
-------------------------------------------------------------
Nabors Industries, Inc.(1)            100,000       3,143,750
-------------------------------------------------------------
Schlumberger Ltd.                     523,600      42,149,800
-------------------------------------------------------------
Stolt Comex Seaway SA(1)               76,800       3,840,000
                                                  -----------
                                                   70,854,800

-------------------------------------------------------------
Oil-Integrated--2.6%
Amoco Corp.                           130,000      11,066,250
-------------------------------------------------------------
British Petroleum Co. plc, ADR         72,800       5,801,250
-------------------------------------------------------------
Camco International, Inc.             140,000       8,916,250
-------------------------------------------------------------
Exxon Corp.                           175,000      10,707,813
-------------------------------------------------------------
Mobil Corp.                           220,000      15,881,250
-------------------------------------------------------------
United Meridian Corp.(1)              130,000       3,656,250
-------------------------------------------------------------
Unocal Corp.                          180,000       6,986,250
-------------------------------------------------------------
USX-Marathon Group                    675,000      22,781,250
                                                  -----------
                                                   85,796,563

-------------------------------------------------------------
Financial--21.9%
-------------------------------------------------------------
Banks--9.3%
Banc One Corp.                        300,000      16,293,750
-------------------------------------------------------------
BankAmerica Corp.                     450,000      32,850,000
-------------------------------------------------------------
Barnett Banks, Inc.                   250,000      17,968,750
-------------------------------------------------------------
Chase Manhattan Corp. (New)           175,000      19,162,500
-------------------------------------------------------------
Citicorp                              100,000      12,643,750
-------------------------------------------------------------
First of America Bank Corp.           355,100      27,387,088
-------------------------------------------------------------
First Tennessee National Corp.        138,500       9,244,875
-------------------------------------------------------------
First Union Corp.                     613,000      31,416,250
-------------------------------------------------------------
Fleet Financial Group, Inc.           160,000      11,990,000
-------------------------------------------------------------
Local Financial Corp.(1)              400,000       4,700,000
-------------------------------------------------------------
National City Corp.                   180,000      11,835,000
-------------------------------------------------------------
PNC Bank Corp.                        270,000      15,406,875
-------------------------------------------------------------
Summit Bancorp                        810,000      43,132,500
-------------------------------------------------------------
U.S. Bancorp                          175,000      19,589,063
-------------------------------------------------------------
Washington Mutual, Inc.               500,000      31,906,250
                                                  -----------
                                                  305,526,651


13   Oppenheimer Total Return Fund, Inc.

                                                                    Market Value
                                                        Shares      See Note 1
--------------------------------------------------------------------------------
Diversified Financial--9.7%
American Express Co.                                      510,000   $45,517,500
--------------------------------------------------------------------------------
American General Corp.                                    300,000    16,218,750
--------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                     259,000    18,421,375
--------------------------------------------------------------------------------
C.I.T. Group, Inc., Cl. A(1)                              403,000    12,996,750
--------------------------------------------------------------------------------
Freddie Mac                                               780,000    32,711,250
--------------------------------------------------------------------------------
Health Care Property Investors, Inc.                       81,000     3,062,813
--------------------------------------------------------------------------------
Household International, Inc.                             318,500    40,628,656
--------------------------------------------------------------------------------
Imperial Credit Commercial Mortgage Investment Corp.      500,000     7,312,500
--------------------------------------------------------------------------------
MBNA Corp.                                              1,184,625    32,355,070
--------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.               450,000    26,606,250
--------------------------------------------------------------------------------
Schwab (Charles) Corp.                                    318,800    13,369,675
--------------------------------------------------------------------------------
Travelers Group, Inc.                                   1,273,750    68,623,308
                                                                    -----------
                                                                    317,823,897

--------------------------------------------------------------------------------
Insurance--2.9%
Allstate Corp.                                            215,000    19,538,125
--------------------------------------------------------------------------------
Chubb Corp.                                               190,000    14,368,750
--------------------------------------------------------------------------------
ESG Re Ltd.(1)                                             41,000       963,500
--------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                   200,000    18,712,500
--------------------------------------------------------------------------------
NAC Re Corp.                                              161,700     7,892,981
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                       134,900    11,070,231
--------------------------------------------------------------------------------
SunAmerica, Inc.                                          532,500    22,764,375
                                                                    -----------
                                                                     95,310,462

--------------------------------------------------------------------------------
Industrial--5.9%
--------------------------------------------------------------------------------
Electrical Equipment--0.7%
AMP, Inc.                                                 425,000    17,850,000
--------------------------------------------------------------------------------
Honeywell, Inc.                                           100,000     6,850,000
                                                                    -----------
                                                                     24,700,000

--------------------------------------------------------------------------------
Industrial Materials--0.3%
Sherwin-Williams Co.                                      402,200    11,161,050
--------------------------------------------------------------------------------
Industrial Services--1.7%
Allied Waste Industries, Inc.(1)                          540,000    12,588,750
--------------------------------------------------------------------------------
American Disposal Services, Inc.(1)                        91,200     3,328,800
--------------------------------------------------------------------------------
Corrections Corp. of America(1)                           200,000     7,412,500
--------------------------------------------------------------------------------
Donnelley (R.R.) & Sons Co.                               375,000    13,968,750
--------------------------------------------------------------------------------
USA Waste Services, Inc.(1)                               499,250    19,595,563
                                                                    -----------
                                                                     56,894,363


14   Oppenheimer Total Return Fund, Inc.

                                                       Market Value
                                         Shares        See Note 1
------------------------------------------------------------------
Manufacturing--2.8%
American Standard Cos., Inc.(1)            285,300     $10,930,556
------------------------------------------------------------------
Tenneco, Inc.                              300,000      11,850,000
------------------------------------------------------------------
Tyco International Ltd.                  1,410,000      63,538,125
------------------------------------------------------------------
U.S. Filter Corp.(1)                       175,000       5,239,063
                                                       -----------
                                                        91,557,744
------------------------------------------------------------------
Transportation--0.4%
Canadian Pacific Ltd. (New)                300,000       8,175,000
------------------------------------------------------------------
Kansas City Southern Industries, Inc.      150,000       4,762,500
                                                       -----------
                                                        12,937,500

------------------------------------------------------------------
Technology--8.8%
------------------------------------------------------------------
Aerospace/Defense--0.8%
Precision Castparts Corp.                  436,300      26,314,344
------------------------------------------------------------------
Raytheon Co., Cl. A                         12,754         628,932
                                                       -----------
                                                        26,943,276

------------------------------------------------------------------
Computer Hardware--2.7%
Adaptec, Inc.(1)                           115,000       4,269,375
------------------------------------------------------------------
Compaq Computer Corp.                      300,000      16,931,250
------------------------------------------------------------------
Dell Computer Corp.(1)                     280,000      23,520,000
------------------------------------------------------------------
EMC Corp.(1)                               360,000       9,877,500
------------------------------------------------------------------
Hewlett-Packard Co.                        110,000       6,875,000
------------------------------------------------------------------
International Business Machines Corp.      195,000      20,389,688
------------------------------------------------------------------
Sun Microsystems, Inc.(1)                  165,000       6,579,375
                                                       -----------
                                                        88,442,188

------------------------------------------------------------------
Computer Software/Services--2.7%
BMC Software, Inc.(1)                      350,000      22,968,750
------------------------------------------------------------------
CBT Group plc, ADR(1)                      192,500      15,809,063
------------------------------------------------------------------
Compuware Corp.(1)                         390,000      12,480,000
------------------------------------------------------------------
HBO & Co.                                  125,000       6,000,000
------------------------------------------------------------------
Hypercom Corp.(1)                          666,800       9,418,550
------------------------------------------------------------------
J.D. Edwards & Co.(1)                      130,500       3,849,750
------------------------------------------------------------------
Microsoft Corp.(1)                          74,600       9,642,050
------------------------------------------------------------------
Peoplesoft, Inc.(1)                        180,000       7,020,000
------------------------------------------------------------------
Visio Corp.(1)                              50,000       1,918,750
                                                       -----------
                                                        89,106,913



15   Oppenheimer Total Return Fund, Inc.

                                                        Market Value
                                            Shares      See Note 1
---------------------------------------------------------------------
Electronics--0.7%
Intel Corp.                                  50,000     $   3,512,500
---------------------------------------------------------------------
Photronics, Inc.(1)                         314,400         7,624,200
---------------------------------------------------------------------
SCI Systems, Inc.(1)                         90,000         3,920,625
---------------------------------------------------------------------
Thermo Electron Corp.(1)                    190,476         8,476,182
                                                        -------------
                                                           23,533,507

---------------------------------------------------------------------
Telecommunications-Technology--1.9%
Airtouch Communications, Inc.(1)            325,000        13,507,813
---------------------------------------------------------------------
CIENA Corp.(1)                               50,000         3,056,250
---------------------------------------------------------------------
Cisco Systems, Inc.(1)                      270,000        15,052,500
---------------------------------------------------------------------
Uniphase Corp.(1)                           450,000        18,618,750
---------------------------------------------------------------------
WorldCom, Inc.                              412,800        12,487,200
                                                        -------------
                                                           62,722,513

---------------------------------------------------------------------
Utilities--6.0%
---------------------------------------------------------------------
Electric Utilities--2.7%
Allegheny Energy, Inc.                      210,000         6,825,000
---------------------------------------------------------------------
Boston Edison Co.                           225,000         8,521,875
---------------------------------------------------------------------
Carolina Power & Light Co.                  110,000         4,668,125
---------------------------------------------------------------------
CINergy Corp.                               364,000        13,945,750
---------------------------------------------------------------------
Edison International                        625,000        16,992,188
---------------------------------------------------------------------
FPL Group, Inc.                             110,000         6,510,625
---------------------------------------------------------------------
New Century Energies, Inc.                  310,000        14,860,625
---------------------------------------------------------------------
Southern Co.                                298,500         7,723,688
---------------------------------------------------------------------
Unicom Corp.                                300,000         9,225,000
                                                        -------------
                                                           89,272,876

---------------------------------------------------------------------
Telephone Utilities--3.3%
Bell Atlantic Corp.                         348,400        31,704,400
---------------------------------------------------------------------
GTE Corp.                                   925,000        48,331,250
---------------------------------------------------------------------
LCI International, Inc.(1)                  230,000         7,072,500
---------------------------------------------------------------------
SBC Communications, Inc.                    288,145        21,106,621
                                                        -------------
                                                          108,214,771
                                                        -------------
Total Common Stocks (Cost $1,885,500,216)               2,611,382,412



16   Oppenheimer Total Return Fund, Inc.

                                                                                  Market Value
                                                                   Shares         See Note 1
===============================================================================================
Preferred Stocks--1.5%
-----------------------------------------------------------------------------------------------
Airtouch Communications, Inc., 4.25% Cv. Cum., Series C,
Non-Vtg.                                                                110,000    $  6,854,375
-----------------------------------------------------------------------------------------------
Big Flower Press Holdings, Inc., $3.00 Cv. Preferred Stock(1)(2)        100,000       5,037,500
-----------------------------------------------------------------------------------------------
Mattel, Inc., $.4125 Preferred Redeemable Increased Dividend
Equity Securities, Series C                                             258,800       4,140,800
-----------------------------------------------------------------------------------------------
Microsoft Corp., $2.196 Cv., Series A                                   205,000      18,424,375
-----------------------------------------------------------------------------------------------
TCI Communications, Inc., $2.125 Cum. Cv., Series A                     100,000       6,412,500
-----------------------------------------------------------------------------------------------
TCI Pacific Communications, Inc., 5% Cum. Cv. Sr. Preferred, Cl. A       50,000       8,250,000
                                                                                   ------------
Total Preferred Stocks (Cost $39,505,901)                                            49,119,550

===============================================================================================
Other Securities--1.2%
-----------------------------------------------------------------------------------------------
Cooper Industries, Inc., 6% Debt Exchangeable Nts. for
Common Stock of Wyman-Gordon Co., 1/1/99                                365,000       6,661,250
-----------------------------------------------------------------------------------------------
Houston Industries, Inc., 7% Automatic Common Exchange
Securities, Exchangeable for Common Stock
of Time Warner, Inc., 7/1/00                                            211,000      12,040,187
-----------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.25% Structured Yield Product
Exchangeable for Common Stock of IMC Global, Inc.                        90,900       3,136,050
-----------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 7.25% Structured Yield Product
Exchangeable for Common Stock of Sun America, Inc., 6/15/99              75,000       5,287,500
-----------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25% Cv. Preferred Stock(1)(3)               163,000       8,516,750
-----------------------------------------------------------------------------------------------
Ralston Purina Co., 7% Cv. Preferred Stock Appreciation Income
Linked Securities                                                        61,800       4,302,825
                                                                                   ------------
Total Other Securities (Cost $35,089,210)                                            39,944,562

                                                                    Units
===============================================================================================
Rights, Warrants and Certificates--0.0%
-----------------------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp. 6/99 (Cost $0)              100,000              --

                                                                   Face
                                                                   Amount(4)
===============================================================================================
U.S. Government Obligations--9.1%
-----------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.625%, 2/15/27                                                    $ 51,350,000      55,746,895
STRIPS, 6.918%, 11/15/18(5)                                         108,000,000      30,822,876
STRIPS, 6.166%, 2/15/20(5)                                          110,000,000      29,054,960
STRIPS, 6.505%, 8/15/19(5)                                          336,000,000      91,462,560
-----------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5%, 1/31/98                                                           2,000,000       1,999,376
6.25%, 3/31/99-2/15/07                                               41,200,000      42,289,041
6.625%, 3/31/02                                                      30,050,000      31,036,031
7.75%, 11/30/99-12/31/99                                             15,000,000      15,568,760
                                                                                     ----------
Total U.S. Government Obligations (Cost $275,907,130)                               297,980,499


17   Oppenheimer Total Return Fund, Inc.

                                                                      Face        Market Value
                                                                      Amount(4)   See Note 1
==============================================================================================
Non-Convertible Corporate Bonds and Notes--0.0%
----------------------------------------------------------------------------------------------
Dresdner Finance BV, 5.50% Gtd. Nts., 4/30/04
(Cost $279,377)DEM                                                      417,000   $    369,911

==============================================================================================
Convertible Corporate Bonds and Notes--4.0%
----------------------------------------------------------------------------------------------
American Retirement Corp., 5.75% Cv. Sub. Debs., 10/1/02              4,220,000      4,251,650
----------------------------------------------------------------------------------------------
Assisted Living Concepts, Inc., 6% Cv. Sub. Debs., 11/1/02            6,000,000      6,510,000
----------------------------------------------------------------------------------------------
Atria Communities, Inc., 5% Cv. Sub. Nts., 10/15/02(3)                5,200,000      5,278,000
----------------------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The), 3% MCAF Equity Linked Participation
Securities, 9/17/02(2)                                                5,000,000      4,820,000
----------------------------------------------------------------------------------------------
Corestaff, Inc., 2.94% Cv. Sub. Nts., 8/15/04                         5,000,000      4,168,750
----------------------------------------------------------------------------------------------
EMC Corp., 3.25% Cv. Sub. Nts., 3/15/02(3)                            5,000,000      6,793,750
----------------------------------------------------------------------------------------------
Home Depot, Inc., 3.25% Cv. Sub. Nts., 10/1/01                       18,600,000     24,993,750
----------------------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA, 4.50% Puttable &
Redeemable Cv. Knockout Securities, 8/2/03(3)                         7,758,000      8,495,010
----------------------------------------------------------------------------------------------
Key Energy Group, Inc., 5% Cv. Sub. Nts., 9/15/04(3)                  2,700,000      2,278,125
----------------------------------------------------------------------------------------------
Level One Communications, Inc., 4% Cv. Sub. Nts., 9/1/04(3)           3,500,000      3,443,125
----------------------------------------------------------------------------------------------
Loews Corp., 3.125% Cv. Sub. Nts., 9/15/07                            6,453,000      6,420,735
----------------------------------------------------------------------------------------------
Offshore Logistics, Inc., 6% Cv. Sub. Nts., 12/15/03(3)               5,000,000      5,762,500
----------------------------------------------------------------------------------------------
Photronics, Inc., 6% Cv. Sub. Nts., 6/1/04                            3,000,000      3,446,250
----------------------------------------------------------------------------------------------
Physicians Clinical Laboratory, Inc.,
7.50% Cv. Sub. Debs., 8/15/00(2)(6)                                   3,000,000         30,000
----------------------------------------------------------------------------------------------
Pier 1 Imports, Inc., 5.75% Cv. Sub. Nts., 10/1/03                    3,300,000      6,278,250
----------------------------------------------------------------------------------------------
Sanifill, Inc., 5% Cv. Sub. Debs., 3/1/06                             2,000,000      3,007,500
----------------------------------------------------------------------------------------------
Scandinavian Broadcasting System SA, 7.25% Cv. Sub.
Debs., 8/1/05                                                         3,000,000      3,015,000
----------------------------------------------------------------------------------------------
SmarTalk Teleservices, Inc., 5.75% Cv. Sub. Nts., 9/15/04(3)          6,000,000      6,412,500
----------------------------------------------------------------------------------------------
Sunrise Assisted Living, Inc., 5.50% Cv. Nts., 6/15/02(3)             6,818,000      8,965,670
----------------------------------------------------------------------------------------------
Thermo Electron Corp., 4.25% Cv. Sub. Nts., 1/1/03(3)                 4,000,000      4,985,000
----------------------------------------------------------------------------------------------
Tower Automotive, Inc., 5% Cv. Sub. Nts., 8/1/04(3)                   3,340,000      3,473,600
----------------------------------------------------------------------------------------------
U.S. Filter Corp., 6% Cv. Sub. Nts., 9/15/05                          1,250,000      2,140,625
----------------------------------------------------------------------------------------------
United Waste Systems, Inc., 4.50% Cv. Sub. Nts., 6/1/01(3)            4,333,000      6,012,038
                                                                                  ------------
Total Convertible Corporate Bonds and Notes (Cost $121,162,464)                    130,981,828



18   Oppenheimer Total Return Fund, Inc.

                                                            Face              Market Value
                                                            Amount(4)         See Note 1
--------------------------------------------------------------------------------------------
Short-Term Notes--4.5%
--------------------------------------------------------------------------------------------
Associates Corp. of North America, 6.75%, 1/2/98(7)         $ 50,000,000      $   49,990,625
--------------------------------------------------------------------------------------------
General Electric Capital Corp., 6.75%, 1/2/98(7)             100,000,000          99,981,250
                                                                              --------------
Total Short-Term Notes (Cost $149,971,875)                                       149,971,875

Repurchase Agreements--0.1%
--------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets,
6.60%, dated 12/31/97, to be repurchased at $2,250,825 on
1/2/98, collateralized by U.S. Treasury Bonds, 8%-10.625%,
8/15/15-11/15/21, with a value of $1,667,705, and U.S.

Treasury Nts., 5.875%-7.50%, 9/30/01-12/31/01, with a value
of $628,509 (Cost $2,250,000)                                 2,250,000            2,250,000

--------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,509,666,173)                  99.8%       3,282,000,637
--------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                     0.2            5,519,117
                                                                  -----       --------------
Net Assets                                                        100.0%      $3,287,519,754
                                                                  =====       ==============

1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $70,416,068 or 2.14% of the Fund's net assets as of December 31, 1997.
4. Face amount is reported in U.S. Dollars, except for those denoted in the following currency:
DEM--German Mark
5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
6. Non-income producing--issuer is in default of interest payment.
7. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.
See accompanying Notes to Financial Statements.

19   Oppenheimer Total Return Fund, Inc.

Statement of Assets and Liabilities December 31, 1997


===========================================================================================
Assets
Investments, at value (cost $2,509,666,173)-- see accompanying statement     $3,282,000,637
-------------------------------------------------------------------------------------------
Cash                                                                                206,203
-------------------------------------------------------------------------------------------
Receivables:
Shares of capital stock sold                                                     12,490,148
Interest, dividends and principal paydowns                                        7,876,404
Investments sold                                                                  1,360,000
Closed forward foreign currency exchange contracts                                    5,870
-------------------------------------------------------------------------------------------
Other                                                                                71,251
                                                                             --------------
Total assets                                                                  3,304,010,513

===========================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                                 10,798,091
Investments purchased                                                             2,854,300
Distribution and service plan fees                                                1,628,784
Transfer and shareholder servicing agent fees                                       682,853
Shareholder reports                                                                 372,106
Custodian fees                                                                       84,679
Other                                                                                69,946
                                                                             --------------
Total liabilities                                                                16,490,759

===========================================================================================
Net Assets                                                                   $3,287,519,754
                                                                             ==============

===========================================================================================
Composition of Net Assets
Par value of shares of capital stock                                         $   29,978,873
--------------------------------------------------------------------------   --------------
Additional paid-in capital                                                    2,470,885,264
--------------------------------------------------------------------------   --------------
Undistributed net investment income                                                 460,757
--------------------------------------------------------------------------   --------------
Accumulated net realized gain on investment transactions                         13,860,671
--------------------------------------------------------------------------   --------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                   772,334,189
                                                                             --------------
Net assets                                                                   $3,287,519,754
                                                                             ==============


20   Oppenheimer Total Return Fund, Inc.

=============================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,237,603,344 and 203,450,000 shares of capital stock outstanding)                   $ 11.00
Maximum offering price per share (net asset value plus sales charge of 5.75%
of offering price)                                                                    $ 11.67

---------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $986,712,621
and 90,568,219 shares of capital stock outstanding)                                   $ 10.89

---------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,657,441
and 3,357,305 shares of capital stock outstanding)                                    $ 10.92

---------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $26,546,348 and 2,413,203 shares of capital stock outstanding)              $ 11.00

See accompanying Notes to Financial Statements.

21   Oppenheimer Total Return Fund, Inc.

Statement of Operations For the Year Ended December 31, 1997

=======================================================================================
Investment Income
Interest (net of foreign withholding taxes of $29,243)                     $ 32,079,858
---------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $61,855)                      37,110,245
                                                                           ------------
Total income                                                                 69,190,103

=======================================================================================
Expenses
Management fees--Note 4                                                      15,602,793
---------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                       3,794,600
Class B                                                                       8,762,520
Class C                                                                         272,683
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                         3,855,593
---------------------------------------------------------------------------------------
Shareholder reports                                                           1,006,280
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                     212,104
---------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                          51,642
Class B                                                                          41,722
Class C                                                                           4,944
Class Y                                                                           2,076
---------------------------------------------------------------------------------------
Legal and auditing fees                                                          94,368
---------------------------------------------------------------------------------------
Directors' fees and expenses                                                     88,780
---------------------------------------------------------------------------------------
Insurance expenses                                                               59,592
---------------------------------------------------------------------------------------
Other                                                                            66,117
                                                                           ------------
Total expenses                                                               33,915,814

=======================================================================================
Net Investment Income                                                        35,274,289

=======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                       351,153,470
Closing and expiration of options written--Note 5                               977,288
Foreign currency transactions                                                (7,241,348)
                                                                           ------------
Net realized gain                                                           344,889,410
Net change in unrealized appreciation or depreciation on:
Investments                                                                 324,094,564
Translation of assets and liabilities denominated in foreign currencies         117,567
                                                                           ------------
Net change                                                                  324,212,131
                                                                           ------------
Net realized and unrealized gain                                            669,101,541

=======================================================================================
Net Increase in Net Assets Resulting from Operations                       $704,375,830
                                                                           ============

See accompanying Notes to Financial Statements.

22   Oppenheimer Total Return Fund, Inc.

Statements of Changes in Net Assets

                                                               Year Ended December 31,
                                                               1997               1996
================================================================================================
Operations
Net investment income                                          $   35,274,289     $   41,055,080
------------------------------------------------------------------------------------------------
Net realized gain                                                 344,889,410        303,370,659
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation             324,212,131         78,795,923
                                                               --------------     --------------
Net increase in net assets resulting from operations              704,375,830        423,221,662

================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                           (25,899,439)       (33,143,640)
Class B                                                            (4,145,345)        (7,780,831)
Class C                                                              (125,521)          (120,797)
Class Y                                                              (304,885)          (290,763)
------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                          (233,156,326)      (201,096,072)
Class B                                                          (103,661,283)       (83,631,438)
Class C                                                            (3,743,308)        (1,874,710)
Class Y                                                            (2,706,730)        (1,947,759)

================================================================================================
Capital Stock Transactions
Net increase in net assets resulting from capital stock
transactions--Note 2:
Class A                                                           179,892,536        206,458,102
Class B                                                           136,818,203        140,890,490
Class C                                                            16,813,077         16,404,454
Class Y                                                             6,041,378         11,355,744

================================================================================================
Net Assets
Total increase                                                    670,198,187        468,444,442
------------------------------------------------------------------------------------------------
Beginning of period                                             2,617,321,567      2,148,877,125
                                                               --------------     --------------
End of period [including undistributed (overdistributed) net
investment income of $460,757 and $(364,489), respectively]    $3,287,519,754     $2,617,321,567
                                                               ==============     ==============

See accompanying Notes to Financial Statements.

23   Oppenheimer Total Return Fund, Inc.

Financial Highlights


                                         Class A
                                         -----------------------------------------------------------------------
                                         Year Ended December 31,
                                         1997            1996           1995           1994           1993
================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period         $ 9.77          $ 9.35         $ 7.80         $ 8.69         $ 7.84
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .16             .20            .23            .23            .18
Net realized and unrealized
gain (loss)                                    2.49            1.63           2.09           (.91)          1.45
                                               ----            ----           ----           ----           ----
Total income (loss) from
investment operations                          2.65            1.83           2.32           (.68)          1.63

----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                              (.14)           (.20)          (.22)          (.21)          (.20)
Distributions from net realized gain          (1.28)          (1.21)          (.55)            --           (.58)
                                              -----           -----           ----                          ----
Total dividends and
distributions to shareholders                 (1.42)          (1.41)          (.77)          (.21)          (.78)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $11.00          $ 9.77         $ 9.35         $ 7.80         $ 8.69
                                             ======          ======         ======         ======         ======

================================================================================================================
Total Return, at Net Asset Value(4)           27.39%          19.73%         30.12%         (7.86)%        21.24%

================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                           $2,237,603      $1,826,599     $1,550,710     $1,235,637     $1,223,395
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)        $2,045,166      $1,684,726     $1,394,245     $1,261,729     $  992,381
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          1.43%           1.96%          2.53%          2.88%          2.21%
Expenses                                       0.89%           0.90%          0.92%          1.01%          0.93%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                     91.7%          117.5%          84.8%         117.2%         143.9%
Average brokerage
commission rate(7)                          $0.0591         $0.0591        $0.0532             --             --

1. For the period from June 1, 1994 (inception of offering) to December 31,
1994.
2. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
3. For the period from May 1, 1993 (inception of offering) to December 31,
1993.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


24   Oppenheimer Total Return Fund, Inc.

Class B                                                              Class C
-------------------------------------------------------------        -------------------------------
Year Ended December 31,                                              Year Ended December 31,
1997         1996         1995         1994          1993(3)         1997         1996       1995(2)
====================================================================================================
   $9.70        $9.29        $7.76        $8.66         $8.23          $9.72       $9.33       $9.19
----------------------------------------------------------------------------------------------------

     .07          .12          .15          .17           .09            .07         .16         .07

    2.45         1.62         2.08         (.91)         1.03           2.46        1.57         .73
    ----         ----         ----         ----          ----           ----        ----         ---

    2.52         1.74         2.23         (.74)         1.12           2.53        1.73         .80
----------------------------------------------------------------------------------------------------


    (.05)        (.12)        (.15)        (.16)         (.11)          (.05)       (.13)       (.11)
   (1.28)       (1.21)        (.55)          --          (.58)         (1.28)      (1.21)       (.55)
   -----        -----         ----         ----          ----          -----       -----        ----

   (1.33)       (1.33)        (.70)        (.16)         (.69)         (1.33)      (1.34)       (.66)
----------------------------------------------------------------------------------------------------
  $10.89        $9.70        $9.29        $7.76         $8.66         $10.92       $9.72       $9.33
  ======        =====        =====        =====         =====         ======       =====       =====

====================================================================================================
   26.17%       18.78%       29.03%       (8.64)%       13.91%         26.23%      18.67%       8.82%
====================================================================================================


$986,713     $754,918     $589,804     $429,427      $218,716        $36,657     $17,554      $1,655
----------------------------------------------------------------------------------------------------
$877,911     $671,593     $510,744     $360,773       $90,952        $27,349      $8,277        $784
----------------------------------------------------------------------------------------------------

    0.62%        1.15%        1.70%        2.11%         1.09%(5)       0.63%       1.05%       1.42%(5)
    1.71%        1.71%        1.75%        1.87%         1.87%(5)       1.72%       1.76%       1.77%(5)
----------------------------------------------------------------------------------------------------
    91.7%       117.5%        84.8%       117.2%        143.9%          91.7%      117.5%       84.8%

 $0.0591      $0.0591      $0.0532           --            --        $0.0591     $0.0591     $0.0532

5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $2,644,367,065 and $2,524,134,323, respectively.


25   Oppenheimer Total Return Fund, Inc.

                                                         Class Y
                                                         ---------------------------------------------------------
                                                         Year Ended December 31,
                                                         1997             1996             1995             1994(1)
------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                       $9.77            $9.35            $7.80           $8.23
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .18              .23              .20             .15
Net realized and unrealized gain (loss)                     2.48             1.61             2.13            (.41)
                                                            ----             ----             ----            ----
Total income (loss) from investment operations              2.66             1.84             2.33            (.26)
------------------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                        (.15)            (.21)            (.23)           (.17)
Distributions from net realized gain                       (1.28)           (1.21)            (.55)             --
                                                           -----            -----             ----            ----
Total dividends and distributions to shareholders          (1.43)           (1.42)            (.78)           (.17)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $11.00            $9.77            $9.35           $7.80
                                                          ======            =====            =====           =====

==================================================================================================================
Total Return, at Net Asset Value(4)                        27.53%           19.88%           30.23%          (3.15)%

==================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                 $26,546          $18,252           $6,709          $1,074
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $21,977          $13,083           $3,944            $320
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       1.60%            2.08%            2.51%           4.07%(5)
Expenses                                                    0.74%            0.77%            0.87%           0.96%(5)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                  91.7%           117.5%            84.8%          117.2%
Average brokerage commission rate(7)                     $0.0591          $0.0591          $0.0532              --

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.
See accompanying Notes to Financial Statements.

26   Oppenheimer Total Return Fund, Inc.

Notes to Financial Statements

================================================================================
1. Significant Accounting Policies
Oppenheimer Total Return Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class A, Class B and Class C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.


27   Oppenheimer Total Return Fund, Inc.

================================================================================
1. Significant Accounting Policies (continued)
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rate of exchange prevailing on the respective dates of such transactions.
              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


28   Oppenheimer Total Return Fund, Inc.

================================================================================
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
              The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.
Accordingly, during the year ended December 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $3,973,853. Accumulated net realized gain was increased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


29   Oppenheimer Total Return Fund, Inc.

================================================================================
2. Capital Stock
The Fund has authorized 450 million, 200 million, 200 million and 10 million shares of $.10 par value Class A, Class B, Class C and Class Y capital stock, respectively. Transactions in shares of capital stock were as follows:



                             Year Ended December 31, 1997      Year Ended December 31, 1996
                             ----------------------------      ----------------------------
                             Shares          Amount            Shares          Amount
-------------------------------------------------------------------------------------------
Class A:
Sold                          18,977,566     $206,996,029       20,733,025     $208,977,166
Dividends and
distributions reinvested      22,473,543      244,366,731       22,428,454      219,649,555
Redeemed                     (24,890,415)    (271,470,224)     (22,110,493)    (222,168,619)
                             -----------     ------------      -----------     ------------
Net increase                  16,560,694     $179,892,536       21,050,986     $206,458,102
                             ===========     ============      ===========     ============

-------------------------------------------------------------------------------------------
Class B:
Sold                          12,559,650     $135,933,408       14,539,920     $145,115,033
Dividends and
distributions reinvested       9,542,266      102,769,569        8,941,258       86,830,460
Redeemed                      (9,385,924)    (101,884,774)      (9,142,775)     (91,055,003)
                             -----------     ------------      -----------     ------------
Net increase                  12,715,992     $136,818,203       14,338,403     $140,890,490
                             ===========     ============      ===========     ============

-------------------------------------------------------------------------------------------
Class C:
Sold                           1,650,829      $17,900,517        1,529,403      $15,491,645
Dividends and
distributions reinvested         345,135        3,728,540          198,823        1,933,848
Redeemed                        (444,581)      (4,815,980)         (99,731)      (1,021,039)
                             -----------     ------------      -----------     ------------
Net increase                   1,551,383      $16,813,077        1,628,495      $16,404,454
                             ===========     ============      ===========     ============

-------------------------------------------------------------------------------------------
Class Y:
Sold                           1,064,357      $11,578,084        1,481,212      $14,899,947
Dividends and
distributions reinvested         276,903        3,011,615          228,630        2,238,523
Redeemed                        (796,261)      (8,548,321)        (559,150)      (5,782,726)
                             -----------     ------------      -----------     ------------
Net increase                     544,999       $6,041,378        1,150,692      $11,355,744
                             ===========     ============      ===========     ============

================================================================================
3. Unrealized Gains and Losses on Investments

At December 31, 1997, net unrealized appreciation on investments of $772,334,464 was composed of gross appreciation of $795,250,361, and gross depreciation of $22,915,897.


30   Oppenheimer Total Return Fund, Inc.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of net assets in excess of $500 million.
              For the year ended December 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $4,143,424, of which $1,483,220 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $4,481,926 and $158,724, of which $429,411 and $9,157, respectively, was paid to an affiliated broker/dealer. During the year ended December 31, 1997, OFDI received contingent deferred sales charges of $1,085,492 and $7,720, respectively, upon redemption of Class
B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1997, OFDI paid $302,756 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


31   Oppenheimer Total Return Fund, Inc.

================================================================================
4. Management Fees and Other Transactions with Affiliates (continued)
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1997, OFDI paid $126,247 and $1,915, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $6,895,337 and $174,053, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At December 31, 1997, OFDI had incurred unreimbursed expenses of $16,364,058 for Class B and $329,908 for Class C.

--------------------------------------------------------------------------------
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
              The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
              Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.


32   Oppenheimer Total Return Fund, Inc.

================================================================================
Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
              The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1997 was as follows:



                            Call Options                     Put Options
                            ----------------------------     --------------------------
                            Number of       Amount of        Number of      Amount of
                            Options         Premiums         Options        Premiums
-------------------------------------------------------------------------------------
Options outstanding at
December 31, 1996              9,618,075    $    183,309              --    $     --
Options written              151,125,962       2,741,334      17,683,914     133,098
Options closed or expired   (157,874,487)     (2,364,293)     (1,382,810)    (38,953)
Options exercised             (2,869,550)       (560,350)    (16,301,104)    (94,145)
                            ------------    ------------    ------------    --------
Options outstanding at
December 31, 1997                     --    $         --              --    $     --
                            ============    ============    ============    ========


================================================================================
6. Illiquid and Restricted Securities
At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1997 was $10,137,587, which represents 0.31% of the Fund's net assets.

33   Oppenheimer Total Return Fund, Inc.

================================================================================
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
              The Fund had no borrowings outstanding during the year ended December 31, 1997.


34   Oppenheimer Total Return Fund, Inc.

Independent Auditors' Report

================================================================================
The Board of Directors and Shareholders of
Oppenheimer Total Return Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Total Return Fund, Inc. as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for the period January 1, 1993 to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
        In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Total Return Fund, Inc. at December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP


Denver, Colorado
January 23, 1998

35   Oppenheimer Total Return Fund, Inc.

Federal Income Tax Information (Unaudited)

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
        Distributions of $1.3054, $1.2773, $1.2774 and $1.3100 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 17, 1997, of which, for each class of shares, $0.5315 was designated as a capital gain distribution in the "28% Rate Group" and $0.3243 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.
        Dividends paid by the Fund during the fiscal year ended December 31, 1997 which are not designated as capital gain distributions should be multiplied by 24.21% to arrive at the net amount eligible for the corporate dividend-received deduction.
        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


36   Oppenheimer Total Return Fund, Inc.

Oppenheimer Total Return Fund, Inc.

================================================================================
Officers and Directors    James C. Swain, Chairman and Chief Executive Officer
                          Bridget A. Macaskill, Director and President
                          Robert G. Avis, Director
                          William A. Baker, Director
                          Charles Conrad, Jr., Director
                          Jon S. Fossel, Director
                          Sam Freedman, Director
                          Raymond J. Kalinowski, Director
                          C. Howard Kast, Director
                          Robert M. Kirchner, Director
                          Ned M. Steel, Director
                          George C. Bowen, Director, Vice President, Treasurer
                            and Assistant Secretary
                          Andrew J. Donohue, Vice President and Secretary
                          Bruce Bartlett, Vice President
                          John P. Doney, Vice President
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor        OppenheimerFunds, Inc.

================================================================================
Distributor               OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of              The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors      Deloitte & Touche LLP

================================================================================
Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.

                          This is a copy of a report to shareholders of Oppenheimer Total Return Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Total Return Fund, Inc. For material information concerning the Fund, see the Prospectus. Shares of OppenheimerFunds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


37   Oppenheimer Total Return Fund, Inc.

OppenheimerFunds Family


==========================================================================================
Real Asset Funds
------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

==========================================================================================
Stock Funds
------------------------------------------------------------------------------------------
Developing Markets Fund        Discovery Fund                 Growth Fund
International Small            Quest Small Cap Value Fund     Global Fund
 Company Fund                  MidCap Fund                    Quest Global Value Fund
Enterprise Fund                Capital Appreciation Fund(1)   Disciplined Value Fund
International Growth Fund      Quest Capital Value Fund       Quest Value Fund

==========================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------
Main Street Income &           Quest Growth & Income          Disciplined Allocation Fund
 Growth Fund                    Value Fund                    Multiple Strategies Fund(2)
Quest Opportunity Value Fund   Global Growth & Income Fund    Bond Fund for Growth
Total Return Fund              Equity Income Fund

==========================================================================================
Bond Funds
------------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund           U.S. Government Trust
High Yield Fund                Strategic Income Fund          Limited-Term Government Fund
                               Bond Fund

==========================================================================================
Municipal Funds
------------------------------------------------------------------------------------------
California Municipal Fund(3)   Pennsylvania Municipal Fund(3) Rochester Division:
Florida Municipal Fund(3)      Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(3)   Insured Municipal Fund         Limited Term New York
New York Municipal Fund(3)     Intermediate Municipal Fund     Municipal Fund

==========================================================================================
Money Market Funds(4)
------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves

==========================================================================================
LifeSpan
------------------------------------------------------------------------------------------
Growth Fund                    Balanced Fund                  Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."
2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.

38   Oppenheimer Total Return Fund, Inc.

Internet
24-hr access to account information

www.oppenheimerfunds.com


General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048


Account Transactions
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-852-8457


PhoneLink
24-hr automated information
and automated transactions

1-800-533-3310


Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461


OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

1-800-835-3104


RA0420.001.1297 February 27, 1998



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from around the country, honored the Oppenheimer funds' transfer agent,
OppenheimerFunds Services, with their Award of Excellence in 1993.
        So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


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                                Distributor, Inc.